UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2014

FIBERTOWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of incorporation)	(Commission File Number) File Number)	(IRS Employer Identification No.)

P.O. Box 31564 San Francisco, CA
San Francisco, California	94131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 659-3500

185 Berry Street

Suite 4800

San Francisco, California 94107

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

By Order dated January 27, 2014 (the “Confirmation Order”), the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division (the “Bankruptcy Court”), confirmed the Debtors’ Fourth Amended Joint Chapter 11 Plan (the “Plan”)[1] filed by FiberTower Network Services Corp., et. al. The Plan became effective on March 31, 2014. On the Effective Date, (i) all equity securities (including but not limited to any shares of common stock or preferred stock, or any warrants, options or other rights to purchase stock) of FiberTower Corporation were cancelled and extinguished, and no holder of such an equity security was entitled to receive or retain property under the Plan, and (ii) all debt securities of FiberTower Corporation (including but not limited to the 2016 Notes and 2012 Notes, and any other instrument or document directly or indirectly evidencing or creating any indebtedness or any warrants, options or other securities exercisable or exchangeable for, or convertible into, debt securities of FiberTower Corporation or any subsidiary thereof) and the agreements relating thereto were cancelled and extinguished, and the obligations of FiberTower Corporation and its subsidiaries thereunder were deemed satisfied in full, provided, however, that the 2016 Indenture and the 2012 Indenture shall continue in effect (including any charging lien held by the 2016 Agent and 2012 Agent) to the extent and for so long as necessary to allow Holders of 2016 Claims, 2016 Guaranty Claims, 2012 Claims, and 2012 Guaranty Claims, to receive all distributions owing to such Holders under the Plan. Pursuant to the Confirmation Order, as of the Effective Date, all equity and debt securities in FiberTower Corporation shall be deemed cancelled, terminated, extinguished and void, and FiberTower Corporation shall have no obligation to recognize any purported transfer of any such equity or debt security. On the Effective Date, FiberTower Corporation will file a Form 15 “Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports under Section 12 and 15(d) of the Securities Exchange Act of 1934” with the United States Securities Exchange Commission and will cease filing reports under the Securities Exchange Act of 1934.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers

On the Effective Date of the Plan, pursuant to the terms of that certain New Stockholders Agreement entered into by the holders of New FiberTower Common Stock and approved by the Bankruptcy Court pursuant to the Confirmation Order, (i) Craig Chobor, Neil Subin, and John Dooley were appointed as directors and (ii) Thomas Scott and Joseph Sandri were appointed as officers of FiberTower Corporation and its subsidiaries. The directors and officers of FiberTower Corporation and its subsidiaries serving prior to the Effective Date were terminated on the Effective Date pursuant to the terms of the Plan.

Copies of the Confirmation Order and the Plan are available free of charge on the internet site established by BMC Group, Inc., the Debtor’s Tabulation Agent, at www.bmcgroup.com/fibertower. The Confirmation Order and Plan can also be viewed at www.txnb.uscourts.gov.

[1] Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERTOWER CORPORATION

Date: March 31, 2014	By:	/s/ Thomas A. Scott
Name: Thomas A. Scott Title: President